General	12 Months Ended
Dec. 31, 2022
Disclosure of general [Abstract]
GENERAL

Note 1: - General

a.	General description of the Company and its activity

Kamada Ltd. (the “Company”) is a commercial stage global biopharmaceutical company with a portfolio of marketed products indicated for rare and serious conditions and a leader in the specialty plasma-derived field focused on diseases of limited treatment alternatives. The Company is also advancing an innovative development pipeline targeting areas of significant unmet medical need. The Company’s strategy is focused on driving profitable growth from its significant commercial catalysts as well as its manufacturing and development expertise in the plasma-derived and biopharmaceutical fields. The Company’s commercial products portfolio includes six FDA approved plasma-derived biopharmaceutical products CYTOGAM®, KEDRAB®, WINRHO SDF®, VARIZIG®, HEPAGAM B® and GLASSIA®, as well as KAMRAB, KAMRHO (D) and two types of equine-based anti-snake venom (ASV)_products. The Company distributes its commercial products portfolio directly, and through strategic partners or third-party distributors in more than 30 countries, including the U.S., Canada, Israel, Russia, Argentina, Brazil, India, Australia and other countries in Latin America, Europe, the Middle East and Asia. The Company leverages its expertise and presence in the Israeli market to distribute, for use in Israel, more than 25 pharmaceutical products that are supplied by international manufacturers and during recent years added eleven biosimilar products to its Israeli distribution portfolio, which, subject to European Medicines Agency (EMA) and the Israeli Ministry of Health (“IL MOH”) approvals, are expected to be launched in Israel through 2028. The Company owns an FDA registered plasma collection center in Beaumont, Texas that it acquired in March 2021, which currently specializes in the collection of hyper-immune plasma used in the manufacture of KAMRHO (D). In addition to the Company’s commercial operation, it invests in research and development of new product candidates. The Company’s leading investigational product is an inhaled AAT for the treatment of AAT deficiency, for which it is continuing to progress the InnovAATe clinical trial, a randomized, double-blind, placebo-controlled, pivotal Phase 3 trial. The Company has additional product candidates in early development stage.

In November 2021, the Company acquired CYTOGAM, WINRHO SDF, VARIZIG and HEPGAM B from Saol Therapeutics Ltd. (“Saol”). The acquisition of this portfolio furthered the Company’s core objective to become a fully integrated specialty plasma company with strong commercial capabilities in the U.S. market, as well as to expand to new markets, mainly in the Middle East/North Africa region, and to broaden the Company’s portfolio offering in existing markets. The Company’s wholly owned U.S. subsidiary, Kamada Inc., is responsible for the commercialization of the four products in the U.S. market, including direct sales to wholesalers and local distributers. Refer to Note 5 for further details on this acquisition.

The Company markets GLASSIA in the U.S. through a strategic partnership with Takeda Pharmaceuticals Company Limited (“Takeda”). Historically, the Company generated revenues on sales of GLASSIA, manufactured by the Company, to Takeda for further distribution in the United States. In accordance with the agreement with Takeda, the Company ceased the production and sale of GLASSIA to Takeda during 2021, and during the first quarter of 2022, Takeda began to pay the Company royalties on sales of GLASSIA manufactured by Takeda, at a rate of 12% on net sales through August 2025 and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually for each of the years from 2022 to 2040. Refer to Note 19 for further details on the engagement with Takeda.

The Company’s activity is divided into two operating segments:

Proprietary Products	Development, manufacturing, sales and distribution of plasma-derived protein therapeutics.
Distribution	Distribute imported drug products in Israel, which are manufactured by third parties.

The Company’s ordinary shares are listed for trading on the Tel Aviv Stock Exchange and the NASDAQ Global Select Market.

The Company has four wholly-owned subsidiaries – Kamada Inc., Kamada Plasma LLC (wholly owned by Kamada Inc.), KI Biopharma LLC and Kamada Ireland Limited. In addition, the Company owns 74% of Kamada Assets Ltd. (“Kamada Assets”).

b.	Effects of the COVID-19 Outbreak

The outbreak of the COVID-19 pandemic in January 2020 and its spread throughout the world led to a global health and economic crisis and had an effect on most of the countries in the world. In response, governments around the world, including Israel, announced defensive measures such as restrictions on travel between countries, isolation measures and limitations on gatherings and movement, lockdowns, restrictions on operating private businesses and government and municipal services. Commencing in the second quarter of 2021, the Israeli economy showed an evident trend of recovery from the COVID-19 crisis, as a result of the high vaccination rate of the population, which made it possible to ease travel restrictions at various destinations around the world and to return to normal business activity. The trend of recovery continued to increase, and it appears that the effect of the COVID-19 pandemic in Israel and also in many other places around the world is fading. The Company has maintained ongoing operations with no material affect and believes that it will be able to continue operating normally also in the future. Nevertheless, there is still some level of uncertainty regarding the reinstatement of restrictions as a result of the discovery of additional variants and fear of further spread.

c.	Russia-Ukraine war

In February 2022, the Russian army invaded Ukraine and began military operations in various areas, which resulted in civilian deaths, damage to critical infrastructures, displacement of civilians and disruption of economic activity in Ukraine. As a result of the Russian invasion of Ukraine, various countries, including the United States, Great Britain and EU countries, imposed significant economic sanctions on Russia (and in specific cases, also on Belarus). The sanctions are presently aimed at certain parties, such as Russian financial institutions, gas and oil companies, public and private entities originating from Russia, individuals connected to the Russian president, the Russian central bank, and more. As of December 31, 2022, the Company’s operations have not been materially impacted by Russia’s invasion of Ukraine, however, if additional sanctions are imposed, the Company may not be able to continue to supply its products to its Russian distributor, and even it is able to continue the supply of the products, there can be no assurance that its distributor will be able to pay the Company for such products given the actions by the Russian government to seize all international foreign currency payments. The Company’s revenues, profitability and financial condition may be affected if it is unable to continue to sell its products to the Russian market and/or is not able to collect due proceeds from previous and/or future product sales. Additionally, the impact of higher energy prices and higher prices for certain raw materials and goods and services resulting in higher inflation and disruptions to financial markets and disruptions to manufacturing and supply and distribution chains for certain raw materials and goods and services across the globe may impact the Company’s business in the future. The Company continues to assess and respond where appropriate to any direct or indirect impact that the Russian invasion of Ukraine has on the availability or pricing of the raw materials for its products, manufacturing and supply and distribution chains for its products and on the pricing and demand for its products.

d.	Change in interest curves and inflation expectations

Since 2021, inflation rates in Israel and the world have been rising. In 2021, the rate of change in the Consumer Price Index in Israel increased, an increase that continued in 2022. In 2022, along with the worldwide rise in prices, central banks around the world decided to raise interest rates with the aim of curbing rising prices. The changes in interest rates and the rise in inflation rates had a significant effect on items in the financial statements as described in the following notes:

●	Note 11 on intangible assets, with respect to impairment.

●	Note 16 on employee benefits, with respect to examining the need for remeasurement of actuarial liabilities.

●	Note 17 on financial risks, with respect to linkage and currency risk and hedge accounting.

e.	Material events in the reporting period

Labor strike at the Company’s manufacturing plant at Beit Kama, Israel:

On April 26, 2022, during the course of the Company’s negotiations with the Histadrut - General Federation of Labor in Israel (the “Histadrut”) and the Employees’ Committee of Kamada’s Beit Kama production facility in Israel (the “Employee’s Committee”), on the extension of a collective bargaining agreement, the Employee’s Committee elected to declare a labor strike in the Beit Kama plant. On July 15, 2022, the Company, the Employees’ Committee and the Histadrut, signed a new collective agreement detailing the understandings reached between the parties. The agreement will be effective through the end of 2029, while certain economic terms may be renegotiated by the parties following the lapse of the four-year anniversary of the agreement. As a result of execution of the agreement the labor strike ended, and the unionized employees returned to work at the Beit Kama production facility. As a result of the labor strike, the Company recorded a loss of $4,259 thousand in the cost of revenues from proprietary products which was comprised of $3,999 thousands of overhead cost charges due to lower than standard production and $260 thousands due to loss of in-process materials.

On November 22, 2021, the Company entered into an Assets Purchase Agreement (the “Saol APA”) with Saol for the acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products. For more information see Note 5 (b).

On March 1, 2021, the Company acquired the plasma collection center and certain related rights and assets from the privately held B&PR of Beaumont, TX, USA. For more information see Note 5 (a).

f.	Definitions

In these Financial Statements –

The Company	-	Kamada Ltd.
The Group	-	The Company and its subsidiaries.
Subsidiary	-	A company which the Company has a control over (as defined in IFRS 10) and whose financial statements are consolidated with the Company’s Financial Statements.
Related parties	-	As defined in International Accounting Standard (“IAS”) 24.
USD/$	-	U.S. dollar.
NIS	-	New Israeli Shekel
EUR	-	Euro